UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11

SPECTRA ENERGY CORP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/08/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement, Form 10-K, Form 10-K/A, and Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
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SPECTRA ENERGY CORP
Vote In Person
SPECTRA ENERGY CORP INVESTOR RELATIONS 5400 WESTHEIMER COURT HOUSTON, TX 77056

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location

The Annual Meeting for holders as of 03/10/08

is to be held on 05/08/08 at 10:00 A.M. CT

at:	Spectra Energy Headquarters

5400 Westheimer Court

Houston, TX 77056

____________________________________________________________

DIRECTIONS TO SPECTRA ENERGY CORP

From 610 West Loop Fwy Take Exit 8C toward FM-1093/Westheimer Road

Turn Right onto Westheimer Road/FM 1093

Turn Right onto Yorktown St.

Then turn Left to 5400 Westheimer Court, Houston, TX 77056-5310

Phone# (713) 627-5400

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Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” ALL NOMINEES FOR DIRECTOR IN PROPOSAL

1, AND “FOR” IN PROPOSAL 2, 3 and 4.

Proposal 1:        ELECTION OF DIRECTORS

01)      Paul M. Anderson

02)      Austin A. Adams

03)      F. Anthony Comper

04)      Michael McShane

Proposal 2:      APPROVAL OF THE SPECTRA ENERGY CORP 2007 LONG-TERM INCENTIVE PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SPECTRA ENERGY CORP 2007 LONG-TERM INCENTIVE PLAN.

Proposal 3:      APPROVAL OF THE SPECTRA ENERGY CORP EXECUTIVE SHORT-TERM INCENTIVE PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SPECTRA ENERGY CORP EXECUTIVE SHORT-TERM INCENTIVE PLAN.

Proposal 4: RATIFICATION OF DELOITTE & TOUCHE LLP AS SPECTRA ENERGY’S INDEPENDENT PUBLIC ACCOUNTANT FOR 2008

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS SPECTRA ENERGY’S INDEPENDENT PUBLIC ACCOUNTANT FOR 2008.

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